                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
                                     [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                     ALLIED RISER COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of filing fee (Check the appropriate box):
         [X]   No fee required.
         [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.

         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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         [ ]   Fee paid previously with preliminary materials:

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         [ ]   Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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

                    ALLIED RISER COMMUNICATIONS CORPORATION
                         1700 PACIFIC AVENUE, SUITE 400
                              DALLAS, TEXAS 75201

                                                                     May 3, 2000

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Allied Riser Communications Corporation, which will be held at Le Meridien Hotel, 650 North Pearl Street, Dallas, Texas on Thursday, June 15, 2000, at 10:00 a.m., Central Daylight Time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. We urge you to review carefully the accompanying material.

     Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Registered stockholders can vote their shares using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the proxy card. Alternatively, you may vote your shares by marking your vote on the proxy card, signing and dating it and mailing it in the envelope provided.

     Certain directors and officers will be present at the meeting and will be available to respond to any questions you may have. I hope you will be able to attend.

                                            Sincerely,

                                            /s/ STEPHEN W. SCHOVEE

                                            STEPHEN W. SCHOVEE
                                            Chairman of the Board

                    ALLIED RISER COMMUNICATIONS CORPORATION
                         1700 PACIFIC AVENUE, SUITE 400
                              DALLAS, TEXAS 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Allied Riser Communications Corporation (the "Company") will be held at Le Meridien Hotel, 650 North Pearl Street, Dallas, Texas on Thursday, June 15, 2000, at 10:00 a.m., Central Daylight Time for the following purposes:

          (1) to elect three members to the Company's Board of Directors (the "Board") for terms expiring in 2003;

          (2) to consider and approve the 2000 Employee Stock Purchase Plan;

          (3) to consider and approve the 2000 Stock Option and Equity Incentive Plan; and

          (4) to consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

     The close of business on May 1, 2000 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, STOCKHOLDERS MAY VOTE THEIR SHARES USING THE TOLL-FREE TELEPHONE NUMBER OR THE INTERNET ADDRESS, AS DETAILED ON THE PROXY CARD.

                                            By Order of the Board of Directors

                                            /s/ RIED ZULAGER
                                            RIED ZULAGER
                                            Corporate Secretary

Dallas, Texas
May 3, 2000

                    ALLIED RISER COMMUNICATIONS CORPORATION
                         1700 PACIFIC AVENUE, SUITE 400
                              DALLAS, TEXAS 75201

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 2000

                             ---------------------

     This Proxy Statement is first being mailed on or about May 3, 2000 to stockholders of the Company by the Board to solicit proxies (the "Proxies") for use at the Annual Meeting to be held on Thursday, June 15, 2000 at 10:00 a.m., Central Daylight Time at Le Meridien Hotel, 650 North Pearl Street, Dallas, Texas, or at any postponements or adjournments of the Annual Meeting.

                            SOLICITATION OF PROXIES

     This proxy solicitation is being made on behalf of the Board.

VOTING BY TELEPHONE OR INTERNET

     Stockholders of record can simplify their voting and reduce the Company's cost by voting their shares via telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. If a stockholder's shares are held in the name of a bank or broker, the availability of telephone and internet voting will depend on the voting processes of the bank or broker; therefore, stockholders should follow the voting instructions on the form they receive from their bank or broker.

     Stockholders who elect to vote over the Internet may incur costs such as telecommunication and Internet access charges for which the stockholder is solely responsible. The Internet voting facilities for stockholders of record will close at 4 p.m. E.D.T. on the evening before the Annual Meeting. The telephone voting facilities will be available until the Annual Meeting begins at 10 a.m., C.D.T.

VOTING BY MAIL

     Stockholders who elect to vote by mail are asked to date, sign and return the enclosed proxy card using the postage paid envelope provided. The shares represented will be voted in accordance with their directions.

STOCKHOLDERS ENTITLED TO VOTE

     Stockholders as of the close of business on May 1, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. As of the Record Date, 56,864,791 shares of the Company's common stock were issued and outstanding. Each share of common stock is entitled to one vote.

REVOCATION OF PROXIES

     The Proxy may be revoked at any time before it is exercised by (i) providing written notice of revocation to the Company Secretary, (ii) timely delivery of a later dated Proxy (including an Internet or telephone vote) or
(iii) attending the Annual Meeting and voting in person.

REQUIRED VOTE

     A majority of the issued and outstanding shares, present or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Any stockholder that has properly submitted a proxy will be considered part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum.

     The required vote for any proposal is the affirmative vote of the holders of a majority of the total number of votes of the capital stock present in person or by proxy and entitled to vote on such question, voting as a single class. For this purpose, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be counted as a vote either for or against the proposal and will not be counted in determining the number of shares entitled to vote on the proposal.

     A "broker non-vote" occurs when a broker submits a proxy but does not vote for or against a matter. This will occur when the beneficial owner has not instructed the broker how to vote and the broker does not have the discretionary authority to vote in the absence of instructions.

SOLICITATION COSTS

     Corporate Investor Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes at a cost of approximately $6,000, plus out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock. In addition to using the mails, the Company's officers, employees or agents may also solicit proxies in person or by telephone, facsimile or by other means of electronic communications, but they will not be specifically compensated for such services.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board is presently comprised of eleven members. The Board is divided into three classes, with one class consisting of three directors and each of two classes consisting of four directors. The Board currently has a position vacant in the class the term of which expires in 2001. Members of each class of directors generally serve for a term of three years. Directors serve until the Annual Meeting of stockholders in the year in which their term expires or until a successor is elected and qualified.

     Each of the directors in the class whose term of office expires in 2000, David H. Crawford, John M. Todd and Blair P. Whitaker, has been nominated by the Board for re-election at the Annual Meeting as a director to serve for a three-year term expiring at the Company's Annual Meeting of stockholders in 2003 or until his successor is elected and qualified.

     The nominees have indicated their willingness to serve as members of the Board if elected; however, in case any nominee becomes unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders have discretionary authority to vote the Proxy for a substitute nominee or nominees. Proxies cannot be voted for more than three nominees. The following sets forth information as to the nominees for election at the Annual Meeting and each of the directors whose term of office will continue after the Annual Meeting, including their ages, present principal occupations, other business experiences during the last five years, membership on committees of the Board and directorships in other publicly-held companies.

                                                                                     YEAR TERM
NAME                                   AGE                 POSITION                   EXPIRES
----                                   ---                 --------                  ---------
NOMINEES FOR A THREE-YEAR TERM ENDING
  IN 2003:
David H. Crawford....................  43    Chief executive officer and director      2000
John M. Todd.........................  49    Chief operating officer, president        2000
                                             and director
Blair P. Whitaker(1)(4)..............  39    Director                                  2000
CONTINUING DIRECTORS:
John H. Davis(4).....................  61    Chief technology officer and director     2001
R. David Spreng(1)(4)................  38    Director                                  2001
Rod F. Dammeyer......................  59    Director                                  2001
Stephen W. Schovee(2)(3).............  40    Director and chairman of the board        2002
William T. White(2)(3)...............  39    Director                                  2002
Mary A. Wilderotter(2)...............  45    Director                                  2002
Jeffrey Weitzen(1)...................  44    Director                                  2002

---------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Finance Committee.

(4) Member of the Nominating Committee.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                       VOTE FOR EACH NOMINEE LISTED ABOVE

     David H. Crawford has served as chief executive officer of the Company since July 1998, was elected to the board of directors in July 1998, and from July 1998 to May 1999 also served as the Company's president. From March 1997 until July 1998, Mr. Crawford was senior vice president -- administration, general counsel -- property operations, and assistant secretary at Equity Office Properties Trust. From February 1991 until March 1997, Mr. Crawford held senior vice president, general counsel and other senior management positions at Equity Office Properties and their affiliates and was of counsel to Rosenberg & Liebentritt. Mr. Crawford was an associate at Kirkland & Ellis, a national law firm based in Chicago, Illinois from June 1988 until February 1991.

     John M. Todd has served as president and chief operating officer of the Company since May 1999 and was elected to the board of directors in May 1999. From February 1996 to May 1999, Mr. Todd was vice president -- sales support services for Sprint Business and vice president -- technology integration for Sprint Business. From February 1986 until February 1996, Mr. Todd held various officer and senior management positions at MCI, including vice president for professional services, product management and marketing.

     Blair P. Whitaker was elected to the board of directors of the Company in December 1998. Since October 1997, Mr. Whitaker has been a general partner at Norwest Venture Partners. From January 1996 until October 1997, Mr. Whitaker was chief financial officer and vice president for business development of Exactis.Com. From August 1990 until December 1995, he was a vice president at the Centennial Funds, Language Technology and Massachusetts Institute of Technology. Mr. Whitaker is a director of Advanced Telecom Group, Diginet Americas, CO Space and Pangea.

     John H. Davis, Ph.D. has served as chief technology officer of the Company since July 1999 and was elected to the board of directors in December 1998. Since September 1997 to June 1999, Dr. Davis was a principal of GeoPartners Research. Prior to September 1997, Dr. Davis held senior management positions at Bell Labs and AT&T, culminating in his role as the chief technology officer for AT&T Communications Services from 1993 until September 1997. Dr. Davis presently serves on the board of directors of Acoustics Technologies, a startup company in Phoenix, AZ.

     R. David Spreng was elected to the Company's board of directors in December 1998. Since September 1998, Mr. Spreng has been the managing general partner of Crescendo Ventures. From March 1993 until September 1998, Mr. Spreng was president of IAI Ventures, Crescendo's predecessor which he founded. Mr. Spreng serves on the boards of CoSine Communications, Digital Island, Fujant Technologies, Innuity, Novalux, Red Creek Communications and Tut Systems.

     Rod F. Dammeyer was elected to the Company's board of directors in December 1998. Since January 1998, Mr. Dammeyer has been the managing director of Equity Group Corporate Investments, an affiliate of EGI-ARC. Mr. Dammeyer is a director and vice chairman of Anixter International where he has been employed since 1985 and is also a director of Antec, CNA Surety, GATX Corporation, Grupo Azucarero Mexico, IMC Global, Matria Healthcare, Stericycle, TeleTech Holdings and Transmedia Network. He is a trustee of the Van Kampen Closed-End Funds.

     Stephen W. Schovee was elected to the board of directors of the Company in December 1998 and currently serves as its chairman. Since August 1995, Mr. Schovee has been a managing member of Telecom Management L.L.C. Since October 1997 Mr. Schovee has been a managing member of Telecom Management II, L.L.C., the General Partner of Telecom Partners II, L.P. From August 1992 until August 1995, Mr. Schovee was the chief executive officer of OneComm, when it merged with Nextel. Mr. Schovee was a founding director of Verio and is currently a director of Centennial Communications, Advanced Telecom Group, Gabriel Communications, Optiglobe and Main Street.

     William T. White was elected to the board of directors of the Company in December 1998. Since 1991, Mr. White has held senior management positions at various Equity Group Investment companies. Equity Group Investments is an affiliate of EGI-ARC. Prior to 1991, Mr. White was an officer at Manufacturer's Hanover Trust Company.

     Mary A. Wilderotter was elected to the Company's board of directors in October 1999. Since January 1997, Ms. Wilderotter has been president and chief executive officer of Wink Communications. From August 1995 to January 1997, Ms. Wilderotter was the executive vice president of national operations and chief executive officer of the Aviation Communications Division of AT&T Wireless Services. From October 1991 to August 1995, she was senior vice president and regional president of the California/Nevada Region of McCaw Cellular Communications. McCaw became AT&T Wireless upon McCaw's acquisition by AT&T. Ms. Wilderotter serves as a director on the boards of Airborne Freight, Gaylord Entertainment, American Tower Association, California Community College Foundation and Electric Lightwave. She also serves as a member of the board of trustees of the College of Holy Cross.

     Jeffrey Weitzen was elected to the Company's board of directors in October 1999. Since January 1998, Mr. Weitzen has been a director, president and chief operating officer of Gateway. From January 1997 to January 1998, Mr. Weitzen was the executive vice president, business markets division at AT&T. From 1994 to 1996, he was vice president and general manager, global services and from 1992 to 1994, he was president, business and consumer lines of business -- Asia-Pacific region at AT&T.

                         BOARD MEETINGS AND COMMITTEES

     During fiscal year 1999, the Board held fourteen meetings. In addition to meetings of the full Board, directors attended meetings of individual Board committee meetings. All directors attended at least 75% of all Board and applicable committee meetings, except for Mr. Weitzen who attended fewer than 75% of the Board meetings and Audit Committee meetings and Ms. Wilderotter who attended fewer than 75% of the Compensation Committee meetings.

     Our Board had four standing committees in fiscal year 1999.

     - The Audit Committee is authorized to monitor the Company's financial reporting, internal accounting controls, and internal and third-party audits. The Committee is authorized to review and approve material accounting policy changes and also to review transactions between the Company and the officers and directors. In addition, the Committee is authorized to recommend the engagement of independent auditors. The Committee may perform other duties upon request of the Board. Committee members are R. David Spreng, Jeffrey Weitzen (Chairman), and Blair P. Whitaker, all of whom are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. During fiscal year 1999, the Audit Committee met once. The Board intends to adopt a written charter for the Audit Committee prior to June 14, 2000.

     - The Compensation Committee, composed entirely of outside directors, reviews and approves compensation and benefits paid to executive officers and key employees of the Company. In addition, the Committee administers the compensation plans, including the 1999 stock option plan. The Committee engaged William M. Mercer (independent compensation consultants) to assist the Committee in structuring an appropriate compensation program. Committee members are Stephen W. Schovee (Chairman), William T. White and Mary A. Wilderotter. During fiscal year 1999, the Committee met five times.

     - The Finance Committee reviews the engagement of financial advisers, reviews recommendations by financial advisors and investment banks, considers and approves matters related to the Company's capital raising activities (including issuance of stock), and has the authority to approve merger and acquisition transactions valued up to $10,000,000 (including the issuance of stock). Committee members are Stephen W. Schovee (Chairman) and William T. White and, prior to his resignation in April 2000, William J. Elsner. During the fiscal year 1999, they met twice.

     - The Nominating Committee is authorized to recommend candidates for officer positions and to make recommendations with respect to candidates for election to the Board and to Board Committees. The Committee will consider nominees for election recommended by stockholders. Such recommendations should be submitted in writing to the Corporate Secretary with a suitable description of the nominee, the nominees qualifications, the nominating stockholder, and any arrangement between the nominating stockholder and the nominee, a statement that the nominating stockholder will be present, in person or by proxy, and any other information required to be disclosed in connection with solicitation of proxies for election of directors. In addition, the stockholder's nomination notice must be timely. See page 20 for additional information on the notice requirements for stockholder proposals. Committee members are R. David Spreng (Chairman), John H. Davis and Blair P. Whitaker. During the fiscal year 1999 the Board performed the functions of the Nominating Committee, and the Nominating Committee did not formally meet.

                                  AUDIT REPORT

     The Board conducted the following (in lieu of the Audit Committee) with respect to fiscal year 1999:

     - reviewed and discussed the audited financial statements with management;

     - discussed with Arthur Andersen, LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec. 380);

     - received the written disclosures and the letter from Arthur Andersen, LLP, required by Independence Standards Board Standard No. 1, and discussed with Arthur Andersen, LLP, its independence; and

     - resolved that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 1999.

     This audit report is submitted by the Board:

                                            David H. Crawford
                                            John M. Todd
                                            Blair P. Whitaker
                                            John H. Davis
                                            R. David Spreng
                                            Rod F. Dammeyer
                                            Stephen W. Schovee
                                            William T. White
                                            Mary A. Wilderotter
                                            Jeffrey Weitzen

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the Company's executive officers as of March 31, 2000.

NAME                                           AGE                       POSITIONS
----                                           ---                       ---------
EXECUTIVE OFFICERS
David H. Crawford............................  43    Chief executive officer
John M. Todd.................................  49    Chief operating officer and president
John H. Davis................................  61    Chief technology officer
Todd C. Doshier..............................  38    Senior vice president and chief financial officer
Michael R. Carper............................  38    Senior vice president and general counsel

     Information concerning the business experience of each of Mr. Crawford, Mr. Todd and Mr. Davis is provided under the caption "Election of Directors" beginning on page 3.

     Todd C. Doshier has served as chief financial officer since December 1996 and served as chief operating officer from December 1996 to May 1999. From May 1991 until December 1996, Mr. Doshier was a principal in Doshier & Co., later Perry, Nestman & Doshier, which provided corporate consulting, financial advisory and management services.

     Michael R. Carper has served as senior vice president and general counsel since June 1999. From August 1995 to June 1999, Mr. Carper was assistant general counsel and assistant secretary of Nextel Communications. From August 1993 until July 1995, Mr. Carper was vice president and general counsel of OneComm Communications, which merged with Nextel. Prior to August 1993, Mr. Carper worked for Jones, Day, Reavis and Pogue, an international law firm, in their communications practice area.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid or accrued to the Company's chief executive officer and each of the four other most highly compensated executive officers, employed at the end of fiscal year 1999, based on salary and bonus earned during fiscal year 1999 (the "Named Executives"). The aggregate amount of perquisites and other personal benefits provided to each officer listed below is less than 10% of the total annual salary and bonus of that officer.

                                                                  LONG-TERM COMPENSATION
                                                               -----------------------------
                                                                          AWARDS
                                       ANNUAL COMPENSATION     -----------------------------
                                      ----------------------                      SECURITIES    ALL OTHER
                             FISCAL                            RESTRICTED STOCK   UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY ($)   BONUS ($)    AWARDS ($)(1)      OPTIONS        ($)(3)
---------------------------  ------   ----------   ---------   ----------------   ----------   ------------
David H. Crawford(2).......   1999     $229,231    $200,000            --          200,000        $  407
  Chief Operating Officer     1998      104,077      50,000          $936               --
John M. Todd(2)............   1999     $149,135    $200,000          $700          133,333        $  471
  Chief Operating Officer     1998           --          --            --               --
John H. Davis(2)...........   1999     $100,000    $ 96,667          $400               --        $5,058
  Chief Technology officer    1998           --          --           100               --
Todd C. Doshier............   1999     $200,000    $140,000            --           66,667            --
  Senior Vice President       1998      168,115      45,000          $926               --
  and Chief Financial
     Officer
Michael R. Carper(2).......   1999     $118,462    $176,741          $400               --        $  208
  Senior Vice President and   1998           --          --            --               --
  General Counsel

---------------

(1) At December 31, 1999, the aggregate number of shares of restricted stock held by each of the Named Executives and the aggregate value thereof (based on the closing market price of the common stock on December 31, 1999 and net of the consideration paid by the named executive) were as follows: Mr.
    Crawford: 623,737 shares, $12,902,623; Mr. Todd 466,666 shares, $9,653,453;
    Mr. Davis 333,334 shares, $6,895,347; Mr. Doshier 617,094 shares,
    $12,765,206; and Mr. Carper 266,667 shares, $5,516,274. During 1998, Mr.
    Crawford was awarded 623,737 shares of restricted stock, 207,912 of which vested upon grant; Mr. Davis was awarded 66,667 shares of restricted stock, 6,667 of which vested upon grant; and Mr. Doshier was awarded 617,094 shares of restricted stock, 275,879 of which vested upon grant. The restrictions on the remainder of these shares lapse as to 2.0833% of the shares monthly commencing the month after the date of grant. During 1999, Mr. Todd was awarded 466,666 shares of restricted stock, 93,333 of which vested upon grant; Mr. Davis was awarded 266,667 shares of restricted stock, 26,667 of which vested upon grant; and Mr. Carper was awarded 266,667 shares of restricted stock, 33,333 of which vested upon grant. The restrictions on the remainder of these shares lapse as to 2.0833% of the shares monthly commencing the month after the date of grant. Dividends may be paid on the shares of restricted stock held by the named executives.

(2) Mr. Crawford commenced his employment with Allied Riser in July 1998, Mr. Todd commenced his employment in May 1999, Mr. Davis commenced his employment in July 1999, and Mr. Carper commenced his employment in June 1999.

(3) These amounts represent the dollar value of insurance premiums paid by, or on behalf of the Company, during fiscal 1999 with respect to term life insurance for the benefit of the executive officer.

OPTIONS GRANTS DURING FISCAL YEAR 1999

     The following table provides information related to options granted to the Named Executives during fiscal year 1999.

                               INDIVIDUAL GRANTS                                     POTENTIAL REALIZABLE
                         -----------------------------                              VALUE AT ASSUMED ANNUAL
                           NUMBER OF       % OF TOTAL                                RATES OF STOCK PRICE
                           SECURITIES       OPTIONS                                    APPRECIATION FOR
                           UNDERLYING      GRANTED TO    EXERCISE OF                    OPTION TERM(1)
                            OPTIONS       EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------
NAME                     GRANTED (#)(2)   FISCAL YEAR      ($/SH)         DATE        5% ($)      10% ($)
----                     --------------   ------------   -----------   ----------   ----------   ----------
David H. Crawford......     200,000           11.3%          $18        9/16/09     2,558,000    5,738,000
John M. Todd...........     133,333            7.5%          $18        9/16/09     1,705,342    3,825,352
John H. Davis..........          --             --            --             --            --           --
Todd C. Doshier........      66,667            3.8%          $18        9/16/09       852,671    1,912,676
Michael R. Carper......          --             --            --             --            --           --

---------------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the common stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment, nontransferability or vesting over periods. The use of the assumed 5% and 10% returns is established by the Securities and Exchange Commission and is not intended to forecast possible future appreciation of the price of the common stock.

(2) Stock options become exercisable with respect to 1/48th of the shares covered thereby each month, commencing the month following the grant thereof.

FISCAL YEAR-END OPTION VALUES

     The following table provides information related to the number and value of options held at fiscal year-end by the Named Executives. The Company does not have any outstanding stock appreciation rights.

                                                      NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                      OPTIONS AT FY-END (#)         AT FY-END ($)(1)
                                                    -------------------------   -------------------------
NAME                                                EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                                -------------------------   -------------------------
David H. Crawford.................................             12,499/187,501        33,597/504,003
John M. Todd......................................              8,333/125,000        22,399/336,000
John H. Davis.....................................                         --
Todd C. Doshier...................................              4,166/ 62,501        11,198/168,003
Michael R. Carper.................................                         --

---------------

(1) In-the-money options are options having a per share exercise price below the closing price of shares of common stock on the Nasdaq National Market on December 31, 1999, the last trading day in fiscal year 1999. The dollar amounts shown represent the amount by which the product of such closing price and the number of shares purchasable upon the exercise of such in-the-money options exceeds the aggregate exercise price payable upon such exercise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For 1999, the members of the Compensation Committee were Mr. Schovee and Mr. White and Ms. Wilderotter. None of these members were an officer or employee of the Company. Although Mr. Schovee and Mr. White are each affiliated with entities that control more than ten percent of the Company's outstanding common stock, the Board of Directors has considered these relationships and has determined that they do not interfere the ability of either Mr. Schovee or Mr. White to use independent judgment in the exercise of their duties.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Generally

     The Company's compensation packages are designed to enable it to recruit, retain and motivate a talented and diverse group of executives. These compensation packages are comprised of a mix of base salary, annual cash bonus awards and stock option grants.

     In 1999 the Company retained William M. Mercer, an independent compensation consultant, to advise the Board of Directors regarding the compensation practices of the Company with respect to its chief executive officer and other executives. Mercer's analysis included a survey of compensation levels of executives at comparable public companies.

  Determination of Compensation

     Salary ranges for the CEO and other executives is based on an individual's experience and prior performance as well as the Company's operating performance and the attainment of planned financial and strategic initiatives. The experience, performance and attainment of initiatives are evaluated by the Compensation Committee on a subjective basis and no particular weight is given to any particular factor.

     To provide financial incentives to the CEO and the other executive officers, the amount of annual bonuses are tied to the attainment of certain financial and performance objectives which may be different from individual to individual. Each participating executive is entitled to a bonus equal to a certain percentage of that executive's salary based upon the attainment of such objectives.

     Additionally the Compensation Committee has the discretion to award the CEO and the other executive officers stock options or other incentive awards. These awards, which are intended as incentives for future performance, are based on the analysis of awards made to similarly situated executives at comparable public companies as well as on the subjective assessment by each committee member of an executive's performance during the year.

     All Company executives also participate in the Company's benefit programs, including the Company's 401(k) plan and its medical, dental and other benefits plans.

  Performance Evaluation

     As described above, the Compensation Committee annually reviews the compensation for the Company's CEO and each executive officer and determines the compensation for each executive based upon the executive's performance, the Company's attainment of certain financial and strategic objectives and other factors.

     This report is submitted by the members of the Compensation Committee during fiscal year 1999.

                                            Stephen W. Schovee
                                            William T. White
                                            Mary A. Wilderotter

COMPENSATION OF DIRECTORS

     Directors who are employees do not receive cash fees for serving as directors. Outside directors who do not have an affiliation with a significant stockholder are compensated $1,000 for each meeting they attend in person and $500 for each telephonic meeting. In addition, the Company reimburses directors for out-of-pocket expenses incurred in connection with attendance at meetings. Directors may also be granted options to purchase shares of common stock pursuant to the Company's 1999 stock option and equity incentive plan.

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with each of Mr. Crawford, Mr. Todd, Mr. Doshier, Mr. Davis and Mr. Carper. These employment agreements do not set salary or bonus compensation, but provide for full accelerated vesting of restricted shares and stock options in the event of a qualifying business combination transaction. The agreements also provide for severance payments equal to six months salary and partial accelerated vesting of restricted shares and stock options upon termination of the employee's employment without cause. The agreements also impose non-competition and nonsolicitation obligations on these employees for a period of two years following their employment.

     The Company has employment agreements with employees at the vice president level. These employment agreements do not set salary or bonus compensation, but provide for full accelerated vesting of restricted shares and stock options in the event of both a qualifying business combination transaction and termination of the employee's employment under certain circumstances. The agreements also provide for severance payments equal to three months salary and partial accelerated vesting of restricted shares and stock options upon termination of the employee's employment without cause. The agreements also impose non-competition and nonsolicitation obligations on these employees for a period of one year following their employment.

CORPORATE PERFORMANCE

                 COMPARISON OF 2 MONTH CUMULATIVE TOTAL RETURN*
                 AMONG ALLIED RISER COMMUNICATIONS CORPORATION,
                       THE S&P 500 INDEX AND A PEER GROUP

                                 [PERF. GRAPH]

---------------------------------------------------------------------------------------------------
                                                               10/29/99      11/99        12/99
---------------------------------------------------------------------------------------------------
 Allied Riser Communications Corporation                        100.00       120.83       114.93
 Peer Group                                                     100.00       110.20       136.03
 S&P 500                                                        100.00       102.03       108.04


* $100 invested on 10/29/99 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

     The corporate performance graph on the previous page covers the period from the date the Company's common stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 through to the end of fiscal year 1999. The Company included Rhythms Net Connections, Inc., NextLink Communications Inc., NorthPoint Communications Group Inc., Winstar Communications Inc. and PSINET INC. in its peer issuer comparison.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it with respect to fiscal year 1999, or written representations from certain reporting persons, the Company believes that none of its officers and directors and persons who own more than 10% of a registered class of the Company's equity securities have failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth information as of March 31, 2000 regarding the beneficial ownership of common stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, each director of the Company, the Named Executives, and all directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them, unless otherwise noted. The percentage of beneficial ownership is based on 56,985,453 shares of common stock outstanding as of March 31, 2000.

                                                               AMOUNT AND
                                                               NATURE OF
NAME OF BENEFICIAL OWNER OR                                    BENEFICIAL    PERCENT
NUMBER OF PERSONS IN GROUP                                    OWNERSHIP(1)   OF CLASS
---------------------------                                   ------------   --------
EGI-ARC Investors(2)
  Two North Riverside Plaza,
  Chicago, Illinois 60606...................................   6,389,158       11.2%
Telecom Partners II(3)
  4600 South Syracuse
  Suite 1000
  Denver, Colorado 80237....................................   5,854,227       10.3%
Crescendo(4)
  c/o Crescendo Venture Management
  800 LaSalle Avenue, Suite 2250
  Minneapolis, Minnesota 55402..............................   5,165,495        9.1%
Norwest Venture Partners VII
  40 William Street, Suite 305
  Wellesley, Massachusetts 02481............................   5,165,495        9.1%
The Goldman Sachs Group, Inc.(5)
  85 Broad Street
  New York, New York 10004..................................   4,606,672        8.1%
David H. Crawford(6)(7).....................................     657,070        1.2%
John M. Todd(6)(8)..........................................     494,388       *
John H. Davis(6)............................................     334,334       *
Todd C. Doshier(6)(9).......................................     628,206        1.1%
Michael R. Carper(6)........................................     266,667       *

                                                               AMOUNT AND
                                                               NATURE OF
NAME OF BENEFICIAL OWNER OR                                    BENEFICIAL    PERCENT
NUMBER OF PERSONS IN GROUP                                    OWNERSHIP(1)   OF CLASS
---------------------------                                   ------------   --------
Stephen W. Schovee(10)......................................          --       *
Rod F. Dammeyer(11).........................................          --       *
R. David Spreng(12).........................................      10,000       *
Jeffrey Weitzen.............................................       4,000       *
Blair P. Whitaker(13).......................................          --       *
William T. White(11)........................................          --       *
Mary A. Wilderotter.........................................       1,000       *
All executive officers and directors as a Group (12
  persons)..................................................   2,395,665        4.2%

---------------

  *  Less than 1%

 (1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship, or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days. The number of shares shown includes outstanding shares of common stock owned as of March 31, 2000 by the person indicated and shares underlying options owned by such person on March 31, 2000 that were exercisable within 60 days of that date.

 (2) Based on a Schedule 13G filed on February 11, 2000 by EGI-ARC Investors, L.L.C. EGI-ARC Investors is controlled by Samuel Zell, a Chicago-based investor who is chairman of Equity Group Investors, L.L.C.

 (3) Based on a Schedule 13G filed on February 11, 2000 by Telecom Partners II, its general partner Telecom Management II, Mr. Stephen W. Schovee, a director of the Company and a managing member of Telecom Management II, and Mr. William J. Elsner, a former director of the Company and a managing member of Telecom Management II. According to the Schedule 13G, (a) each of Telecom Partners II and Telecom Management II has sole voting and investment power with respect to all shares reported as beneficially owned and (b) each of Mr. Schovee and Mr. Elsner has shared voting and investment power with respect to those shares.

 (4) The shares beneficially owned by the Crescendo affiliates are held as follows: Crescendo World Fund, 985,887; Eagle Venture WF, 47,213; Crescendo III, 3,934,454; Crescendo III Executive Fund, 116,947; and Crescendo III GbR, 80,994.

 (5) Based on a Schedule 13G filed on February 11, 2000 by Goldman, Sachs & Co., The Goldman Sachs Group, Inc., 65 Capital Partners III, L.P., 65 Advisors III, L.L.C., 65 Capital Partners III Offshore, L.P., Goldman Sachs & Co. oHG, Whitehall Street Real Estate Limited Partnership XI, WH Advisors, L.L.C. XI and GS Capital Partners II Germany Civil Law Partnership. According to the Schedule 13G, (a) each of Goldman, Sachs & Co. and The Goldman Sachs Group, Inc. has shared voting and investment power with respect to all shares reported as beneficially owned, (b) each of Whitehall Street Real Estate Limited Partnership XI and WH Advisors, L.L.C. XI has shared voting and investment power with respect to 1,743,654 of such shares, (c) GS Advisors III, L.L.C. has shared voting and investment power with respect to 1,682,690 of such shares, (d) GS Capital Partners III, L.P. has shared voting and investment power with respect to 1,319,896 of such shares, (e) GS Capital Partners III Offshore, L.P. has shared voting and investment power with respect to 362,794 of such shares, and (f) each of GS Capital Partners III Germany Civil Law Partnership and Goldman, Sachs & Co. oHG has shared voting and investment power with respect to 60,962 of such shares. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaim beneficial ownership of the securities beneficially owned by (x) any client accounts with respect to which Goldman, Sachs & Co. or employees of Goldman Sachs having voting or investment discretion, or both and (y) certain investment entities, of which a subsidiary of The Goldman Sachs Group, Inc. or Goldman, Sachs & Co. is the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than The Goldman Sachs Group, Inc., Goldman, Sachs & Co. or their affiliates.

 (6) Includes shares of restricted stock as to which the restrictions have not lapsed as follows: Mr. Crawford, 623,737 shares; Mr. Todd, 466,666 shares; Mr. Davis, 333,334 shares; and Mr. Doshier, 617,094 shares; and Mr. Carper, 266,667. See the "Summary Compensation Table."

 (7) Includes 33,333 shares underlying currently exercisable options.

 (8) Includes 22,222 shares underlying currently exercisable options.

 (9) Includes 11,112 shares underlying currently exercisable options.

(10) Excludes 5,854,227 shares of common stock beneficially owned by Telecom Partners II. See Note (3) above. Mr. Schovee has disclaimed beneficial ownership of these shares.

(11) Excludes 6,389,158 shares of common stock beneficially owned by EGI-ARC, as to which each of Mr. Dammeyer and Mr. White disclaim beneficial ownership because neither individual has or shares control over the voting or disposition of such shares. Messrs. Dammeyer and White have interests in EGI-ARC not exceeding 1.5% in the case of Mr. Dammeyer and 1.0% in the case of Mr. White.

(12) Excludes 5,165,495 shares of common stock beneficially owned by Crescendo of which Mr. Spreng is the managing partner. See Note (4) above. Mr. Spreng has disclaimed beneficial ownership of these shares.

(13) Excludes 5,165,495 shares of common stock beneficially owned by Norwest of which Mr. Whitaker is the general partner. Mr. Whitaker disclaims beneficial ownership of these shares.

                              CERTAIN TRANSACTIONS

REORGANIZATION AND RECAPITALIZATION, AND RELATED TRANSACTIONS

     The Company had previously agreed to grant to Advest, Inc. a warrant and certain future co-management rights and fees in consideration of investment banking services received from Advest. At the time, William Lundquist, a former director of RCH Holdings (which was merged into the Company in November, 1998), was a managing director of Advest. In connection with the reorganization and recapitalization, this warrant and these rights were canceled in consideration for the issuance of 125,407 shares of common stock to Advest in April 1999.

     In February 1996, each of Mr. Yeargain and Mr. Doshier and a former employee of RCH Holdings acquired warrants to purchase, at a purchase price of $.15 per share, a number of shares of the Company's common stock representing two percent of the total number of shares of common stock outstanding, determined on a fully diluted basis, on the earlier of the date of exercise of the warrant or April 30, 1998. As of April 30, 1998, there were 241,433 shares of common stock outstanding. As a result, each of these warrants evidenced the right to purchase approximately 4,800 shares of common stock. These warrants were terminated in 1998 and early 1999 in connection with the consummation of the reorganization and recapitalization.

INVESTOR RELATIONSHIPS

     Samuel Zell and his affiliates own an interest in and or control a number of entities with which the Company has entered into contractual or other relationships. EGI-ARC Investors is a limited liability company whose managing member is controlled by Mr. Zell. Affiliates of Mr. Zell have substantial economic interests in EGI-ARC. As an investor, EGI-ARC has a substantial equity interest in the Company. Through EGI-ARC, Mr. Zell may be deemed to beneficially own 6,389,158 shares of the Company's common stock as of March 31, 2000. Mr. Zell is the chairman of the board of trustees of Equity Office Properties which, as of March 31, 2000 owned 624,393 shares of common stock. Mr. Zell disclaims beneficial ownership of these shares.

     Mr. Zell has a significant economic interest in and controls S Z Investments, which provided the majority of the Company's debt financing prior to the consummation of the reorganization and recapitalization transactions. During 1998, the Company incurred $14,000,000 of indebtedness to S Z Investments, all of which was paid off in November 1998.

     Mr. Zell is chairman of the board of trustees of Equity Office Properties Trust, a publicly held real estate investment trust. As of December 31, 1999, the Company had license agreements with Equity Office Properties covering the installation of fiber-optic networks in 57 buildings. In addition, the Company has negotiated an agreement with Equity Office Properties which would cover these and additional buildings. Total license fees paid to Equity Office Properties under the existing license agreements were approximately $130,000 during 1999.

     The Company currently leases approximately 36,000 square feet of office space from Equity Office. Rent payments to Equity Office for this space were approximately $843,000 during 1999. In addition, Equity Office advanced the Company $3,600,000 for infrastructure in buildings during 1998. This advance was repaid in November 1998.

     Affiliates of Mr. Zell are significant stockholders of Anixter International. In addition, Mr. Dammeyer, a director of the Company, is also a director and vice chairman of Anixter. Mr. Dammeyer may be deemed to be the beneficial owner of 921,730 shares, which represents less than 3% of Anixter's outstanding common stock. Anixter is a supplier of wiring systems, networking, and Internet working products for voice, data and video networks. Mr. Zell also serves as chairman of Anixter. Anixter supplies the Company with a portion of its fiber-optic cable requirements and other materials used in the installation of its networks. For the year ended December 31, 1999, the Company paid Anixter approximately $2,451,000, respectively for such supplies.

     In addition, the Company purchased commercial general liability and other insurance policies through EGI Risk Services, an insurance brokerage firm affiliated with Mr. Zell. For the year ended December 31, 1999, the Company paid approximately $70,000 to EGI Risk Services and $8,000 to EGI Consulting Services, a firm affiliated with Mr. Zell, for certain consulting services.

     In addition, the Company engaged Rosenberg & Liebentritt for certain legal services during the first six months of 1999. Rosenberg & Liebentritt was a law firm that provided legal services almost exclusively to Mr. Zell and his affiliates. For the year ended December 31, 1999, the Company paid approximately $114,000 for such legal services. The Company is not currently using Rosenberg & Liebentritt to provide any material amount of legal services.

     The Board believes that these transactions were negotiated on market-based terms and all material transactions with Mr. Zell have been approved by the Board. The Company's current policy is to obtain the approval of the Board with respect to any transaction involving affiliates.

DIRECTOR AND STOCKHOLDER RELATIONSHIPS

     In addition to serving as members of the Board, Mr. Schovee and Mr. Spreng each serve as directors of other communications companies and other private companies. As a result of these additional directorships, Mr. Schovee and Mr. Spreng may be subject to conflicts of interest during their tenure as directors of the Company. Because of these potential conflicts, Mr. Schovee and Mr. Spreng may be required, from time to time, to disclose certain financial or business opportunities to the Company and to the other companies to which they owe fiduciary duties. However, the Company does not believe these conflicts of interest will be a detriment to the Company's growth or ability to operate its business. Currently, the Company does not have any standard procedures for resolving potential conflicts of interest relating to corporate opportunities or otherwise.

     Certain of the Company's directors are affiliated with the Company's principal stockholders. Mr. Whitaker is a general partner of Norwest Venture Partners VII. Mr. Spreng is a managing partner of Crescendo Ventures. Mr. Dammeyer and Mr. White have interests in EGI-ARC not exceeding 1.5% in the case of Mr. Dammeyer and 1.0% in the case of Mr. White. Mr. Dammeyer also serves as the managing director of Equity Group Corporate Investments, an affiliate of EGI-ARC and Mr. White is employed by Equity Group Investments, an affiliate of EGI-ARC. Mr. Schovee is a managing member of Telecom Management II, the general partner of Telecom Partners II, L.P.

        PROPOSAL 2 -- ADOPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

     The Board proposes the adoption of an employee stock purchase plan, to be called the 2000 Employee Stock Purchase Plan (the "ESPP"). A summary description of the ESPP is set forth below. The full text of the Plan is annexed to this Proxy Statement as Appendix "A".

     The ESPP will authorize the issuance pursuant to the ESPP of up to 1,000,000 shares of common stock, subject to appropriate adjustment in the event of merger, consolidation, reorganization, recapitalization, stock dividend, split-up, spin-off, combination of shares, exchange of shares, change in corporate structure, or otherwise. The value of the common stock underlying the purchase rights under the ESPP was $16.5625, as of April 24, 2000.

     The ESPP is intended to provide eligible employees of the Company, and such subsidiaries as the Board or the Compensation Committee shall from time to time designate, with a convenient method of becoming a stockholder of the Company. To be eligible, employees must have no less than one month of service with the Company. No person who, immediately after the date of a grant of purchase rights under the ESPP, would own more than 5% of the outstanding stock of the Company will be entitled to participate. As of April 24, 2000, the approximate number of employees who would be entitled to participate is 601.

     The ESPP will be administered by the Compensation Committee, consisting of Mr. Schovee, Mr. White and Ms. Wilderotter.

     The common stock offered for purchase under the ESPP will be through a series of successive offering periods (the length of each to be determined by the Compensation Committee but not to exceed 27 months) until the maximum number of shares of common stock authorized for issuance under the ESPP has been issued or the ESPP has been terminated.

     The purchase price per share of each share of common stock purchased pursuant to the ESPP shall be the lower of 85% of the fair market value of the Company's common stock on the first day of the relevant offering period and 85% of the fair market value per share of the Company's common stock on the purchase date. Payment for the common stock will be effected by means of the participant's authorized payroll deduction. Participants may elect to have payroll deductions made on the basis of either a flat dollar amount or a percentage of their compensation. Participants will be deemed, on the first day of any offering period, to have been granted an option for as many shares as such participant would be able to purchase with the payroll deduction credited to such participant's account during the offering period. The maximum number of shares of common stock which may be purchased by any one participant during any offering period will not exceed 1,000 shares of common stock.

     Purchase rights under the ESPP will not be assignable or transferable by a participant other than by will or the laws of descent and distribution and during the life of the participant may only be exercised by the participant.

     The ESPP may, at any time and from time to time, be altered, amended, suspended or discontinued by the Board, with respect to shares of common stock not subject to purchase rights, except that no such amendment may, without stockholder approval, increase the number of shares of common stock subject to the ESPP, or make any other change which the Board determines requires stockholder approval.

     Because the purchase of shares of common stock under the ESPP is discretionary with all eligible employees, it would not be meaningful to include information as to the number of shares of common stock which would have been distributable during fiscal 1999 to all employees, or to groups of employees, or to any particular employee of the Company or any subsidiary had the ESPP been in effect during the year.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States federal income tax consequences that may occur based on the federal income tax laws in effect on April 1, 2000. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

     The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Assuming the ESPP so qualifies, participants will not recognize income for federal income tax purposes either upon grants of purchase rights under the ESPP or upon purchases of shares thereunder. All federal income tax consequences of purchasing shares of common stock under the ESPP generally will be deferred until the participant sells or otherwise disposes of the shares.

     If the shares are held more than two years from the first day of the applicable offering period and more than one year from the applicable purchase date, the participant will be taxed on the sale of such shares at long-term capital gains rates, except to the extent that the participant realizes ordinary income under Section 423(c) of the Internal Revenue Code in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the first day of the offering period or (ii) the amount by which the fair market value of the shares at the time of the sale exceeds the purchase price.

     If shares of common stock acquired under the ESPP are sold, exchanged or otherwise disposed of before the end of the required holding periods described above, the participant will, in the usual case, realize ordinary income at the time of disposition equal to the excess of the fair market value of the shares on the applicable purchase date over the purchase price of the shares. Any additional gain on the sale or disposition should be taxable as capital gains, long-term or short-term, depending on the holding period.

     To the extent that an employee of the Company or any subsidiary realizes ordinary income because he or she did not hold the shares of common stock more than two years from the first day of the applicable offering period and more than one year from the applicable purchase date, the Company or the subsidiary generally will be entitled to a corresponding deduction in the year in which the disposition occurs. Otherwise, no deduction is allowable to the Company with respect to shares acquired under the ESPP.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN
                 FAVOR OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

                PROPOSAL 3 -- ADOPTION OF THE 2000 STOCK OPTION
                           AND EQUITY INCENTIVE PLAN

     The Board has proposed the adoption of a stock option and equity incentive plan, to be called the 2000 Stock Option and Equity Incentive Plan (the "Plan"). A summary description of the Plan is set forth below. The full text of the Plan is annexed to this Proxy Statement as Appendix "B."

     In accordance with the Plan, the Board or the Compensation Committee may grant incentive stock options as that term is defined in Section 422 of the Internal Revenue Code and nonstatutory stock options, stock appreciation rights, restricted shares, deferred shares and certain tax offset payments. The terms of any particular grant, including any performance-based requirements, vesting terms and other restrictions, will be determined by the Board or by the Compensation Committee. Certain limited authority to effect grants may also be delegated to specified executive officers. Grants may be made to employees, officers, directors or consultants. In determining the individuals to whom awards are to be granted and the number of shares of common stock to be covered by each award, the Compensation Committee shall taken into account the nature of the services rendered by such individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Compensation Committee in its sole discretion deems relevant. A member of the Board will be eligible for a nonstatutory stock option grant of 66,667 shares at the time he or she becomes a member of the Board. As of April 24, 2000, the approximate number of persons who would be eligible to participate is 601.

     The Plan will authorize awards for the issuance of a maximum of up to 8,500,000 shares of common stock subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, stock split, merger, consolidation, combination, share repurchase or exchange or other similar corporate transaction or event. The value of the common stock underlying the rights to be granted under the Plan was $16.5625, as of April 24, 2000.

     The Plan will be administered by the Compensation Committee consisting of Mr. Schovee, Mr. White and Ms. Wilderotter, each of whom is a nonemployee director within the meaning of Rule 16b-3(b)(3)(i) under Section 16 of the Exchange Act.

     Options. The exercise price of incentive stock options must not be less than the fair market value of the common stock on the date of grant. Payment for options upon exercise may be either cash or, in the discretion of the Compensation Committee, shares of common stock or by means of a cashless broker exchange. The exercise period may be set by the Board or the Compensation Committee, but may not exceed ten years.

     Appreciation Rights. Stock appreciation rights may be granted alone or in tandem with stock options. A stock appreciation right that is granted without stock options is a right to receive (for the portion of the rights being exercised) that number of shares of common stock the fair market value of which equals the excess of the fair market value of a share of common stock on the date the stock appreciation right is exercised over the fair market value of the shares of common stock on the date of grant. A stock appreciation right that is granted with stock options is a right to surrender the unexercised stock option and to receive in exchange therefor that number of shares of common stock the fair market value of which equals the excess of the fair market value of common stock multiplied by the number of shares of common stock subject to the stock option. Payment of obligations on stock appreciation rights by the Company may be made in cash, common stock or both, as specified in the grant or determined by the Compensation Committee.

     Stock options and stock appreciation rights will be exercisable at such times and upon such conditions as the Compensation Committee may determine, as reflected in the applicable grant.

     Restricted Shares. An award of restricted shares is an award of common stock that is subject to such vesting, performance criteria, restrictions on transferability and other restrictions, if any, as the Compensation Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Compensation Committee may determine. In the event an award of restricted shares is intended to qualify as performance-based compensation for the purposes of Section 162(m) of the Code, at the time of the grant of restricted shares to a participant, and prior to the beginning of the performance period to which performance objectives relate, the Compensation Committee may establish performance objectives based on any one or more of the following: price of common stock, shareholder return, return on equity, return on investment, return on capital, sales productivity, sales growth, economic profit, economic value added, net income, operating income, gross margin, sales earnings per share, market share or such other factors as the Compensation Committee deems appropriate and that will qualify under Section 162(m) of the Code. Except to the extent restricted under the grant relating to the restricted shares, a participant granted restricted shares shall have all of the rights of a stockholder, including without limitation the right to vote and the right to receive dividends thereon. The Compensation Committee has the authority to cancel all or any portion of any outstanding restrictions.

     Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of common stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Compensation Committee may specify. During the Deferral Period, the participant has no right to transfer any rights under his or her award and no right to vote them, but the Compensation Committee may, at or after the date of award, authorize the payment of dividend equivalents on such Deferred Shares on either a current or deferred or contingent basis, either in cash or additional shares of common stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of award.

     Deferred Shares must be subject to a Deferral Period, as determined by the Compensation Committee at the date of the award, except that the Compensation Committee may provide for a shorter Deferral Period in the event of a "change of control" of the Company or other similar transaction or event.

     Tax Offset Payments. The Compensation Committee may at the time of any award under the Plan or any time thereafter make Tax Offset Payments to assist participants in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments may be in cash or shares of common stock.

     Transfer. Except as otherwise determined by the Compensation Committee, options, restricted shares and other rights granted under the Plan may not be transferred other than by will, or by the laws of descent and distribution, or, subject to certain conditions, to members of the participant's immediate family.

     The Plan may, at any time and from time to time, be altered, amended, suspended or terminated by the Board, in whole or in part, except that no amendment that requires stockholder approval in order for the Plan to comply with state law, stock exchange requirements or other applicable law will be effective, except as otherwise determined by the Compensation Committee, unless such amendment has received the requisite approval of stockholders. In addition, no amendment may be made which adversely affects any of the rights of a participant under any grant previously granted, without that participant's consent.

     Because the grant of rights under the Plan is discretionary with all eligible participants, it would not be meaningful to include information as the benefits or amounts that would have been received by or allocated to eligible participants during fiscal year 1999 had the Plan been in effect during the year.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws, as presently in effect. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares on the exercise date over the option price is included in the optionee's income for alternative minimum tax purposes. If shares are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     Nonstatutory Options. In general, (i) no income will be recognized by an optionee at the time a nonstatutory option is granted; (ii) at the time of exercise of a nonstatutory option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonstatutory option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of an appreciation right alone or in tandem with a stock option. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares received on the exercise.

     Restricted Shares. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of deferred shares. The recipient of a deferred share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such deferred shares).

     Tax Offset Payment. Upon receipt of a tax offset payment, a participant normally will be required to include as taxable ordinary income an amount equal to the amount of the cash received and the fair market value of any shares of common stock received.

  Tax Consequences to the Company or Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN
            FAVOR OF THE 2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

                                 ANNUAL REPORT

     The Annual Report to stockholders of the Company, including financial statements for the fiscal year ended December 31, 1999, accompanies this proxy statement. The Annual Report is not to be deemed part of this Proxy Statement.

                              INDEPENDENT AUDITORS

     The Board has selected the firm of Arthur Andersen LLP as the Company's independent auditors for 2000. Arthur Andersen LLP has served as the Company's independent auditors since December 19, 1996. A representative of the firm is expected to be present at the meeting and will be available to answer questions and will be given the opportunity to make a statement, if desired.

                                 OTHER MATTERS

     The Board knows of no other matters to be acted upon at the meeting.

                             STOCKHOLDER PROPOSALS

     The deadline for submitting stockholder proposals consistent with Rule 14a-8 promulgated under the Exchange Act, for inclusion in the Proxy Statement for the next annual meeting is January 3, 2001.

     The Company's By-Laws provide that any stockholder wishing to bring any business before an annual meeting must have given timely notice in proper written form to the Company Secretary not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, to be timely the stockholder notice must be received not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For the Company's year 2001 annual meeting, notice must be received by March 17, 2001. Such notice shall be in writing, set forth the business proposed to be brought before the meeting, identify the stockholder, disclose the stockholder's interest in the proposed business and represent that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                                            By Order of the Board of Directors

                                            /s/ RIED ZULAGER
                                            RIED ZULAGER
                                            Corporate Secretary

Dallas, Texas
May 3, 2000

                    ALLIED RISER COMMUNICATIONS CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE

     The Allied Riser Communications Corporation 2000 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of Allied Riser Communications Corporation (the "Company") and such other companies, whether or not currently in existence or currently affiliated with the Company ("Participating Companies"), as the Board of Directors of the Company (the "Board") or the Committee (as defined below) shall from time to time designate, with a convenient method of becoming shareholders of the Company; provided that each such Participating Company shall qualify as a "parent corporation" or "subsidiary corporation" (a "Corporate Affiliate"), as defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), on the first day of the relevant Offering Period (as such term is defined in Section
5). It is further intended that the Plan shall qualify as an "employee stock purchase plan" as defined in Section 423 of the Code.

2. ADMINISTRATION

     (a) Administrative Body. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board. The Committee shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan. The Committee may delegate any of its duties and responsibilities under the Plan.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Section 2(a), in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

3. EFFECTIVE DATE AND TERM OF PLAN

     (a) Effective Date; Approval of Shareholders. The Plan shall take effect upon adoption by the Board; provided, however, that any purchase rights and purchases under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of the common stock of the Company ("Common Stock") present in person or by proxy at a meeting at which a quorum representing a majority of the outstanding Common Stock is present in person or by proxy, which approval must occur within the period of 12 months before or after the date the Plan is adopted by the Board.

     (b) Termination of Plan. The Plan shall continue in effect until the date on which all shares of Common Stock available for issuance under the Plan shall have been issued unless earlier terminated pursuant to Section 4(b) or 10.

4. STOCK SUBJECT TO THE PLAN

     (a) Number of Shares. The stock subject to the Plan shall be shares of Common Stock which are authorized but unissued or which have been reacquired by the Company. In connection with the sale of shares of Common Stock under the Plan, the Company may repurchase shares of Common Stock in the open market. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall not exceed 1,000,000 shares (subject to further adjustment thereafter as provided in Section 4(b)).

     (b) Adjustment. If any change is made in the Common Stock subject to the Plan, or subject to any purchase right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, spin-off, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Committee may make appropriate adjustments as to
(i) the class and maximum number of
shares subject to the Plan, (ii) the class and maximum number of shares purchasable by each participant per Offering Period and (iii) the class and number of shares and price per share of stock subject to outstanding purchase rights, in order to prevent the dilution or enlargement of benefits thereunder. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding purchase rights under this Plan such alternate consideration as it, in good faith, may determine to be equitable in the circumstances.

5. OFFERING PERIODS

     (a) Terms of Offering Period. Common Stock shall be offered for purchase under the Plan through a series of successive offering periods ("Offering Periods") until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or (ii) the Plan shall have been sooner terminated in accordance with Section 4(b) or 10. The Committee shall determine, in its discretion, the length of each Offering Period, provided that no Offering Period shall have a term exceeding 27 months.

     (b) Initial Offering Periods. The initial Offering Period under the Plan shall begin on July 1, 2000 and shall end on September 30, 2000. Unless the Committee otherwise determines, subsequent Offering Periods shall be for a period of three calendar months, commencing on each October 1, January 1, April 1 and July 1 during the term of the Plan.

     (c) Purchase Rights. Each participant shall be granted a separate purchase right for each Offering Period in which the individual participates. The purchase right shall be granted on the first day of such Offering Period and shall be automatically exercised on the last day of the Offering Period.

6. ELIGIBILITY AND PARTICIPATION

     (a) General Rules. Each employee of the Company or any of the Participating Companies whose customary employment with the Company or any Participating Company is at least five months per calendar year and who has not less than one month of service with the Company or any Participating Company shall be an eligible employee. An employee may participate in an Offering Period if the employee is an eligible employee on the first day of the Offering Period. Eligible employees may become participants with respect to an Offering Period by executing such instruments as the Committee may specify and delivering them to such persons and at such time prior to the first day of that Offering Period as the Committee may specify.

     (b) Five Percent Owner. Under no circumstances shall purchase rights be granted under the Plan to any employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

7. PURCHASE RIGHTS

     Purchase rights shall be evidenced by instruments in such form as the Committee may from time to time approve, and shall conform to the following terms and conditions:

     (a) Purchase Price. The purchase price ("Purchase Price") per share of each share of Common Stock purchased on any date within an Offering Period shall be the lower of (i) eighty-five percent (85%) of the fair market value per share of the Company's Common Stock on the first day of the Offering Period and (ii) eighty-five percent (85%) of the fair market value per share of the Company's Common Stock on the purchase date.

     (b) Fair Market Value. For purposes of the Plan, the fair market value per share of the Company's Common Stock on any day shall be the closing price on that date as reported by the National Association of Securities Dealers on the Nasdaq National Market, or on the next regular business date on which shares of the Common Stock are traded in the event that no shares of the Common Stock have been traded on the relevant day. If the Nasdaq National Market shall cease to be the primary exchange or market for the Company's

Common Stock, fair market value shall be determined based on the closing price (or, if not available, the mean between the high and low selling or bid and asked prices) as reported for the exchange or market that the Committee determines to be the primary market for such Common Stock.

     (c) Payroll Deductions. Payment for Common Stock under the Plan shall be effected by means of the participant's authorized payroll deductions or such other means as the Committee may authorize. Such deductions shall begin with the first pay day following the commencement of the Offering Period and shall (unless sooner terminated by the participant) remain in effect throughout that Offering Period. No interest shall accrue on any amounts withheld from a participant's compensation or otherwise held in an account established for a participant. The Committee may permit participants to elect payroll deductions pursuant to one or either of the following methods:

          (i) Flat Dollar Amount. A participant may elect an amount, per biweekly payroll check, to be contributed to the Plan, that is, on an annualized basis, not in excess of ten percent (10%) of his or her compensation (as defined below) on an annualized basis. The minimum contribution is $20 per payroll check.

          (ii) Percentage of Compensation. A participant may elect a percentage of the participant's compensation paid during the Offering Period, in one percent (1%) increments (not to exceed ten percent (10%)), to be contributed to the Plan. Compensation for this purpose means the participant's total compensation, which includes regular base earnings paid by the Company or a Participating Company, sales commissions, overtime, bonuses and incentive payments, and elective contributions that are not includible in income under Sections 125 and 401(k) of the Code, or any other definition of compensation that complies with the requirements of
     Section 423(b)(5) of the Code.

     (d) Number of Shares. On the first day of any Offering Period, the Company shall be deemed to have granted under this Plan to the participant an option for as many full shares of Common Stock as he or she will be able to purchase with the payroll deductions credited to his or her account during the Offering Period. The maximum number of shares of Common Stock which can be purchased by any one participant during any Offering Period shall not exceed 1,000 shares of Common Stock.

     (e) Termination of or Changes to Payroll Deductions. A participant may terminate payroll deductions at any time by filing the appropriate form with the Committee. Such termination shall become effective as soon as administratively practicable following the receipt of such form. Any payroll deductions previously collected from the participant and not previously applied to the purchase of Common Stock during that Offering Period shall be refunded to the participant as soon as practicable. Termination of payroll deductions in a given Offering Period will not affect the participant's ability to participate in any subsequent Offering Period. Prior to the commencement of any new Offering Period, a participant may resume, increase or decrease payroll deductions by filing the appropriate form with the Committee. The new payroll deduction shall become effective on the first day of the first Offering Period following the receipt of such form.

     (f) Termination of Employment. If a participant ceases to be employed by the Company or a Participating Company for any reason, including death or disability, prior to the end of an Offering Period, the participant's purchase right shall terminate, and any payroll deductions previously collected from the participant and not previously applied to the purchase of Common Stock during that Offering Period shall be paid to the participant or the participant's personal representative as soon as practicable. The Committee may provide, on a uniform basis with respect to any Offering Period, that an employee who is on a leave of absence shall be deemed to have terminated employment after a specified period.

     (g) Proration of Purchase Rights. If the total number of shares of Common Stock for which purchase rights are to be granted on any date in accordance with the terms of the Plan exceeds the number of shares of Common Stock then remaining available under the Plan (after deduction of all shares of Common Stock for which purchase rights have been exercised or are then outstanding), the Committee shall make a pro-rata allocation of the shares of Common Stock remaining available in as near as uniform a manner as shall be practicable and as it shall deem equitable. The Committee shall give written notice of such allocation to each participant affected thereby.

     (h) Exercise. Each purchase right shall be exercised automatically on the purchase date for the number of whole shares of Common Stock purchasable with the amount in a participant's account, unless the purchase right has been previously terminated pursuant to Section 7(e) or 7(f). No fractional shares may be purchased under the Plan. Any cash remaining in a participant's account after the purchase date shall be promptly refunded to the participant.

     (i) Assignment. Subject to Section 8, purchase rights under the Plan shall not be assignable or transferable by the participant other than by will or by the laws of descent and distribution and during the life of the participant shall be exercisable only by the participant.

     (j) Rights as Stockholder. A participant shall have no rights as a stockholder with respect to shares of Common Stock covered by any purchase right granted under the Plan until the purchase right is exercised. Except as provided for in Section 4(b), no adjustments shall be made for dividends or other rights for which the record date is prior to the date of exercise.

     (k) Accrual Limitations. No purchase right shall permit the rights of a participant to purchase stock under all "employee stock purchase plans" (as defined in Section 423 of the Code) of the Company or a Corporate Affiliate to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time. For Offering Periods of less than one year, the Committee may, by uniform rule applicable to each participant, limit the accrual rate to a pro-rata portion of such $25,000.

     (l) Regulatory Approval. The implementation of the Plan, the granting of any purchase right under the Plan, and the issuance of Common Stock upon the exercise of any such purchase right shall be subject to the Company's compliance with all applicable requirements of the Securities Act of 1933, all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation.

     (m) Other Provisions. Instruments evidencing purchase rights may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable.

8. DESIGNATION OF BENEFICIARY

     A participant may file a written designation of a beneficiary who is to receive shares of Common Stock and cash, if any, credited on behalf of the participant under the Plan in the event of such participant's death. Such designation of beneficiary may be changed by the participant at any time by filing the appropriate form with the Committee. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company shall deliver such shares of Common Stock and/or cash to the participant's spouse or if no spouse is living, to the children of the participant in equal shares.

9. CORPORATE TRANSACTIONS

     The grant of purchase rights under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

10. AMENDMENT AND TERMINATION

     The Board may from time to time alter, amend, suspend, or discontinue the Plan with respect to any shares of Common Stock at any time not subject to purchase rights; provided, however, that no such action of the Board may, without the approval of stockholders of the Company, (i) increase the number of shares of Common Stock subject to the Plan (unless necessary to effect the adjustments required under Section 4(b)), or (ii) make any other change with respect to which the Board determines that stockholder approval is required by applicable law or regulatory standards or with respect to which stockholder approval is required in order to maintain the Plan's status as an "employee stock purchase plan" under Section 423 of the Code.

                    ALLIED RISER COMMUNICATIONS CORPORATION
                  2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

     Allied Riser Communications Corporation, a Delaware corporation (the "Company"), hereby establishes a stock incentive plan to be known as the Allied Riser Communications Corporation 2000 Stock Option and Equity Incentive Plan (the "Plan"). The Plan shall become effective on June 15, 2000, as adopted by the Board of Directors of the Company (the "Board"), subject to the approval of the Company's stockholders in accordance with Section 17(a) hereof.

1. PURPOSE.

     The Company desires to attract and retain the best available executives and employees, officers, directors and consultants for itself and its subsidiaries and to encourage the highest level of performance by such individuals in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible individuals the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

2. FORM OF AWARDS.

     Awards under the Plan may be granted in any one or all of the following forms: (i) Options to purchase shares of the Company's common stock, par value $.0001 per share ("Common Shares"), which options may be either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("NSOs") which do not meet the requirements of Code Section 422 (unless otherwise indicated, references in the Plan to "Options" shall include both ISOs and
NSOs); (ii) stock appreciation rights ("SARs"), as described in Section 8, which may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"); (iii) Common Shares which are restricted as provided in Section 10 ("Restricted Shares"); (iv) rights to receive or purchase Common Shares in the future, as described in Section 11 ("Deferred Shares"); and (v) tax offset payments ("Tax Offset Payments"), as described in Section 12.

3. MAXIMUM SHARES AVAILABLE.

     (a) Number of Shares. The maximum aggregate number of Common Shares available for award under the Plan, including Common Shares awarded as Tax Offset Payments, is 8,500,000, subject to adjustment pursuant to Section 14. Common Shares issued pursuant to the Plan may be authorized but unissued shares, issued shares reacquired by the Company, or a combination thereof. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem SAR under the Plan expires unexercised or is terminated, surrendered or canceled (other than an Option which is canceled in connection with the exercise of a Tandem SAR) without being exercised in whole or in part for any reason, or any Restricted Shares or Deferred Shares are forfeited, or if such awards are settled in cash in lieu of Common Shares, then such shares or units may, at the discretion of the Committee (to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), if applicable) be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

4. ADMINISTRATION.

     (a) Committee. The Plan shall be administered by a committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board; provided, that, however, (i) with respect to any grantee of an award that constitutes an "equity security" under the Act who is subject to Section 16 of the Act, the members of the Committee shall all be "non-employee" directors (within the meaning of Rule 16b-3(b)(3)(i) under the Act), and (ii) with respect to any grantee of an award that is intended by the Committee to constitute "qualified performance-based compensation" (within the contemplation of Treasury Regulation Section 1.162-27(e)(2)), who is a "covered employee" (within the meaning of Treasury

Regulation Section 1.162-27(c)(2)), the members of the Committee shall all be "outside directors" (within the meaning of Treasury Regulation Section 1.162(e)(3)).

     (b) Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Shares covered by each Option, the term of each Option, the number of Common Shares to be covered by each Option and any performance objectives or vesting standards applicable to each Option,
(ii) to designate Options as ISOs or NSOs and to determine which Options, if any, shall be accompanied by Tandem SARs; (iii) to grant Tandem SARs and Nontandem SARs and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and Deferred Shares and to determine the term of the Restricted Period and Deferral Period (as such terms as defined in Sections 10 and 11, respectively) and other conditions and restrictions applicable to such shares; (v) to determine the amount of, and to make, Tax Offset Payments; and
(viii) to determine the individuals to whom, and the time or times at which, Options, SARs, Restricted Shares and Deferred Shares will be granted. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting of the Committee at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

     The Committee may delegate to one or more executive officers of the Company the authority to grant awards under this Plan to employees of the Company who, on the Date of Grant, are not subject to Section 16 of the Act and are not "covered employees" as such terms is defined for purposes of Section 162(m) of the Code, and in connection therewith to have the same powers as the Committee; provided, however, that (i) the exercise price for any Option or the purchase price of any Restricted Share or Deferred Share granted by action of an executive officer or officers pursuant to such delegation of authority shall not be less than the Fair Market Value per Common Share on the Date of Grant and
(ii) unless expressly approved in advance by the Committee, such delegation of authority shall not include the authority to accelerate vesting, extend the period for exercise or otherwise alter the terms of an award. To the extent that one or more executive officers of the Company have been authorized to grant awards under the Plan, the term "Committee" shall be deemed to refer to such executive officers.

     (c) Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     (d) Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all individuals who have received awards under the Plan and all other interested persons.

     (e) Liability; Indemnification. No member of the Committee, nor any individual to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

5. ELIGIBILITY.

     Awards shall be limited to employees, officers and directors of, and consultants to, the Company and its present and future subsidiaries, and individuals who have agreed to commence serving in such capacities with the Company or its subsidiaries; provided, however, that ISOs may not be granted to any individual who is not an employee of the Company or its subsidiaries. In determining the individuals to whom awards shall be granted and the number of Common Shares to be covered by each award, the Committee shall taken into account the nature of the services rendered by such individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted.

     Individuals to whom awards have been granted by the Committee are referred to herein as "Participants." The date on which an award is granted to a Participant hereunder is as set forth in the written agreement described in
Section 16 hereof and is referred to herein as the "Date of Grant." The Date of Grant for an ISO shall not precede the date on which the individual's employment relationship with the Company or a subsidiary is established.

6. STOCK OPTIONS.

     (a) Grant of Options. Options may be granted under this Plan for the purchase of Common Shares. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine. An Option, or portion thereof, that is not designated as an ISO, or that does not satisfy all of the requirements of Section 422 of the Code, shall be an NSO. Successive grants may be made to a Participant regardless of whether any vested Options previously granted to such Participant remain unexercised.

     (b) Option Price. The option price of each Option to purchase Common Shares shall be determined by the Committee at the time of grant; provided, however, that the option price for an ISO shall not be less than 100 percent of the Fair Market Value (as defined in Section 17(a)) of the Common Shares subject to such ISO determined as of the Date of Grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option.

     (c) Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the Date of Grant, subject to earlier termination as provided in Section 9, except as otherwise provided in Section 7(a) with respect to ten (10) percent stockholders of the Company.

     (d) Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by a Participant by giving written notice to the Committee stating the number of Common Shares with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Shares issuable upon exercise of the Option shall be made in full in cash, or by certified check or, if the Committee, in its sole discretion, permits, in Common Shares (valued at Fair Market Value on the date of exercise) that have been owned by a Participant for not less than six months. As soon as reasonably practicable following such exercise, a certificate representing the Common Shares purchased, registered in the name of the Participant, shall be delivered to the Participant.

     (e) Cashless Broker Exchange. The Option may, at the discretion of the Committee, provide for deferred payment of the option price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

     (f) Early Exercise of Options. The Option may, at the discretion of the Committee, as set forth in the Option Agreement for such Option (as described in Section 16), be exercisable, in part or in full, at any time prior to the vesting of such Option. Any unvested shares so purchased may be subject to repurchase rights in favor of the Company and any other restrictions the Committee determines to be appropriate.

     (g) Dividend Equivalents. On or after the Date of Grant of any NSO, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that dividend equivalents shall be credited against the option price.

     (h) Cancellation of SARs. Upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of Common Shares.

     (i) Disposition of Forfeited Stock Options. Any Common Shares subject to Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant but may be made subject to Option grants to other Participants.

     (j) Use of Promissory Notes and Loans. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of an Option; provided, that with respect to any promissory note given as payment or partial payment for the exercise of an ISO, all terms of such note shall be determined at the time an Option is granted and set forth in the Option Agreement. The Committee, in its sole discretion, may authorize the Company to arrange or guaranty loans to a Participant by a third party.

7. SPECIAL RULES APPLICABLE TO ISOS.

     (a) Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no employee may receive an ISO under the Plan if such employee, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such ISO is at least 110 percent of the Fair Market Value of the Common Shares subject to such ISO on the Date of Grant and (ii) such ISO is not exercisable after the date five (5) years from the date such ISO is granted.

     (b) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the Common Shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

     (c) Limitations on Time of Grants. No grant of an ISO shall be made under this Plan after the termination date set forth in Section 17(k) hereof.

8. SARS.

     (a) Grants of SARs. Tandem SARs may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem SARs may also be granted by the Committee at any time. At the time of grant of a Nontandem SAR, the Committee shall specify the number of Common Shares covered by such right and the base price of Common Shares to be used in connection with the calculation described in Section 8(d) below. The base price of a Nontandem SAR shall be not less than 100 percent of the Fair Market Value of a Common Share on the Date of Grant. SARs shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

     (b) Limitations on Exercise. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of a Tandem SAR, the related Option shall be canceled with respect to an equal number of Common Shares. Common Shares subject to Options or portions thereof, surrendered upon exercise of a Tandem SAR, shall not be available for subsequent awards under the Plan. A Nontandem SAR shall be exercisable during such period as the Committee shall determine.

     (c) Surrender or Exchange of Tandem SARs. A Tandem SAR shall entitle the Participant to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of Common Shares having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) Common Share as of the date the Tandem SAR is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of Common

Shares subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     (d) Exercise of Nontandem SARs. The exercise of a Nontandem SAR shall entitle the Participant to receive from the Company that number of Common Shares having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) Common Share as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR, multiplied by (B) the number of Common Shares covered by the Nontandem SAR, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

     (e) Settlement of SARs. As soon as is reasonably practicable after the exercise of an SAR, the Company shall (i) issue, in the name of the Participant, stock certificates representing the total number of full Common Shares to which the Participant is entitled pursuant to Subsection 8(c) or 8(d) hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash pursuant to Subsection 8(f), deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the Common Shares it would otherwise be obligated to deliver.

     (f) Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the Common Shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

9. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON OPTIONS.

     (a) Termination of Employment. In the event that a Participant's employment or service as a non-employee director or consultant with the Company or a subsidiary shall be terminated (for reasons other than death or disability) or in the event such Participant shall resign from employment or service as a non-employee director or consultant, vested Options and SARs held by such Participant may be exercised at any time within ninety (90) days after such employment or service ended, unless, in the case of an NSO, the exercise period is extended by the Committee; provided, however, if the Company severs the employment or service relationship with the Participant for "Cause" (as defined in Section 9(e)), the Participant's right to exercise vested Options and SARs shall terminate simultaneously with such severance of employment or service. In no event, however, may an Option or SAR be exercised after the expiration date of the Option or SAR as designated by the Committee pursuant to Section 6(c) or 8(b).

     (b) Disability. In the event that a Participant's employment or service as a non-employee director or consultant with the Company or one of its subsidiaries shall be terminated as a result of the disability of the Participant (within the meaning of Section 422(c)(6) of the Code), vested Options and SARs may be exercised at any time during the first twelve (12) months after such Participant terminated employment or ceased serving as a non-employee director or consultant, unless, in the case of an NSO, the exercise period is extended by the Committee. In no event, however, may the Option or SAR be exercised after the expiration date of the Option or SAR as designated by the Committee pursuant to Section 6(c) or 8(b).

     (c) Death. If a Participant dies while employed by or serving as a non-employee director or consultant of the Company or one of its subsidiaries or within ninety (90) days after the termination of such employment or cessation of such director's term or service as a consultant, vested Options and SARs may be exercised by the Participant's estate or by the person who acquires the right to exercise such Option or SAR on his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Participant's death, unless, in the case of an NSO, the exercise period is extended by the Committee. In no event, however, may the Option or SAR be exercised after the expiration date of the Option or SAR as designated by the Committee pursuant to Section 6(c) or 8(b).

     (d) Nonvested Options. Unless accelerated in accordance with Section 6(d), nonvested Options and SARs shall terminate immediately upon the Participant's termination of employment or cessation of service as a non-employee director or consultant with the Company and its subsidiaries for any reason whatsoever, including death or disability.

     (e) Cause. For purposes of the Plan, "Cause" shall mean (i) the conviction by the Participant of a felony involving an intentional act of fraud, embezzlement or theft in connection with the Participant's duties or otherwise in the course of the Participant's employment with or service for the Company or one of its subsidiaries; (ii) intentional and wrongful damaging of property, contractual interests or business relationships of the Company or its subsidiaries; (iii) intentional and wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries in violation of any agreement with or policy of the Company or subsidiary; and (iv) intentional conduct constituting a material violation of a policy or practice generally applicable to employees of the Company or its subsidiaries, where the consequences of such violation have, or are reasonably likely to have, a significant adverse effect on the Company or its subsidiaries.

10. RESTRICTED SHARES.

     (a) Grant of Restricted Shares. The Committee may from time to time cause the Company to grant or sell Restricted Shares under the Plan to Participants, subject to such restrictions, conditions and other terms as the Committee may determine. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value of the Common Shares on the Date of Grant.

     (b) Restrictions. (a) At the time a grant or sale of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant or sale of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant or sale is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares. Except as provided in the last sentence of this Subsection (b), the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares. With respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall have no discretion to shorten or terminate the Restricted Period or to waive any other restrictions applicable to all or a portion of such Restricted Shares.

     (c) Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares to the Participant, provided that such certificates bear an appropriate legend or other restriction on transfer. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the Participant's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

     (d) Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall have the right to vote such shares and to receive any dividends with respect to such shares, and all other ownership rights, subject to the restrictions of Subsection (a). All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Section 10.

     (e) Forfeitures. Except as the Committee may at any time provide, any Restricted Shares granted to a Participant pursuant to the Plan shall be forfeited if the Participant terminates employment with, or ceases to serve as a non-employee director of or consultant to, the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

     (f) Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be.

     (g) Performance-Based Objectives. At the time of the grant of Restricted Shares to a Participant, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Common Stock, shareholder return, return on equity, return on investment, return on capital, sales productivity, sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, earnings per share, market share or such other factors as the Committee deems appropriate and that will qualify under Section 162(m) of the Code. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

11. DEFERRED SHARES.

     (a) Award of Deferred Shares. The Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine. Each grant or sale shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period, as defined in Subsection 11(b) below, of such conditions as the Committee may specify. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value of a Common Share on the Date of Grant.

     (b) Deferred Period. Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be determined by the Committee on the Date of Grant. During the Deferral Period, the Participant shall not have any rights of ownership in the Deferred Shares, shall not have any right to vote the Deferred Shares and, except as provided in
Section 13, shall not have any right to transfer any rights under the subject award, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

12. TAX OFFSET PAYMENTS.

     The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist Participants in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments, which, if awarded, may be in cash or Common Shares, shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by a Participant upon (i) the exercise of an NSO or an SAR, (ii) the disposition of shares received upon exercise of an ISO, (iii) the lapse of restrictions on Restricted Shares or (iv) the transfer of Common Shares following the expiration of a Deferral Period. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist Participants in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability under Section 13.

13. TRANSFERABILITY.

     No Option or SAR may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or SAR shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or an SAR not specifically permitted herein shall be null and void and without effect. An Option or SAR may be exercised by a Participant only during his or her lifetime, or following his or her death as provided for in Section 9.

     Notwithstanding the provisions of this Section 13, Options (other than ISOs), SARs, Restricted Shares and Deferred Shares shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's immediate family (or to one or more trusts established solely for the benefit of one or more members of the Participant's immediate family or to one or more partnerships in which the only partners are members of the Participant's immediate family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Committee and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant. For purposes of this Section 13, "immediately family" shall have the meaning ascribed thereto by Rule 16(a)-1(e) under the Act.

14. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION.

     In the event any changes are made to the number of Common Shares (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change of corporate structure or otherwise), appropriate adjustments shall be made in (i): the number of Common Shares theretofore made subject to grants of Options, SARs, Restricted Shares or Deferred Shares, and in the purchase price of said Options, SARs, Restricted Shares or Deferred Shares; and (ii) the aggregate number of Common Shares pursuant to which grants of Options, SARs, Restricted Shares or Deferred Shares may be made. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

15. AMENDMENT AND TERMINATION.

     The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of Common Shares which may be issued under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Section 14 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Participant to whom an award shall theretofore have been granted, adversely affect the rights of such Participant under such award.

16. WRITTEN AGREEMENT.

     Each award of Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares and Tax Offset Payments shall be evidenced by a written agreement ("Option Agreement"), executed by the employee and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

17. MISCELLANEOUS PROVISIONS.

     (a) Stockholder Approval. The stockholders of the Company shall duly approve this Plan within twelve (12) months after its adoption by the Board. If such stockholder approval is not obtained, then any grants made hereunder shall be automatically rescinded.

     (b) Fair Market Value. For purposes of the Plan, "Fair Market Value" shall mean (i) if the Common Shares are listed on an established stock exchange or exchanges (including for this purpose, the NASD National Market), the closing price quoted on the NASD National Market or such similar exchange, as the case may be, on the date in question and determined by the Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; (ii) if the Common Shares are not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The NASDAQ Small Cap or OTC Electronic Bulletin Board, as appropriate, on such date; (iii) if the Common Shares are not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Board or the Committee; provided, however, that when appropriate, the Committee, in determining Fair Market Value of the Common Shares, may take into account such factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of Common Stock for purposes of grants of ISOs shall be determined in compliance with applicable provisions of the Code.

     (c) Tax Withholding. The Company shall have the right to require Participants or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit a Participant to satisfy his or her tax withholding obligation either by
(i) surrendering shares owned by the Participant or (ii) having the Company withhold from shares otherwise deliverable to the Participant. Shares surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.

     (d) Compliance With Section 16(b) and Section 162(m). In the case of Participants who are or may be subject to Section 16 of the Act, it is the intent of the Company that any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Participants who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

     (e) Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     (f) General Creditor Status. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or beneficiary or legal representative of such Participant. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     (g) No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Section 16, nor the grant of any award, shall confer upon any Participant any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such Participant's employment at any time.

     (h) Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (i) to the Participant at the Participant's address as set forth in the books and records of the Company or its subsidiaries, or (ii) to the Company or the Committee at the principal office of the Company.

     (i) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (j) Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     (k) Term of Plan. Unless earlier termination pursuant to Section 16 hereof, the Plan shall terminate on the earlier of the tenth (10th) anniversary of the date of adoption of the Plan by the Board or June 14, 2010.

PROXY                                                                      PROXY


                     ALLIED RISER COMMUNICATIONS CORPORATION



               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS - JUNE 15, 2000

     The undersigned hereby appoints Todd C. Doshier and Michael R. Carper, each with power to act without the other and with full power of substitution and resubstitution, as Proxies to vote, as designated herein, all stock of Allied Riser Communications Corporation owned by the undersigned at the 2000 Annual Meeting of Stockholders to be held at Le Meridien Hotel, 650 North Pearl Street, Dallas, Texas on Thursday, June 15, 2000, at 10:00 a.m. central time, or any adjournment thereof, upon such business as may properly come before the meeting or any adjournment thereof.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. SEE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR FOLLOW THE PROCEDURE WITH RESPECT TO TELEPHONE OR INTERNET VOTING.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES NAMED, FOR PROPOSAL 2 AND PROPOSAL 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



(Continued and to be signed and dated on reverse side)

                     Allied Riser Communications Corporation

    PLEASE MARK VOTE IN THE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF THE DIRECTORS LISTED BELOW AND FOR PROPOSAL 2 AND PROPOSAL 3

                                                                                    For               Withheld
       1.       Election as Directors of the three nominees listed to the right:
                David H. Crawford                                                   [ ]                  [ ]
                John M. Todd                                                        [ ]                  [ ]
                Blair P. Whitaker                                                   [ ]                  [ ]


                                                                                    For     Against    Abstain

       2.       Adoption of the 2000 Employee Stock Purchase Plan                   [ ]       [ ]        [ ]


       3.       Adopted of the 2000 Stock Option and Equity Incentive Plan          [ ]       [ ]        [ ]



                                    If you are interested in receiving proxy
                                    materials and the annual report
                                    electronically in the future, please mark
                                    this box:                                [ ]

                                    If you plan to attend the Annual Meeting,
                                    please mark this box:                    [ ]



                                                                       , 2000
                                    --------------------------   ------


                                                                       , 2000
                                    --------------------------   ------


Please sign exactly as your name appears hereon and mail promptly this proxy in the enclosed envelope. Joint owners should each sign. When signing as attorney, administrator, executor, guardian or trustee, please give your full title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

NAME & ADDRESS          ------------------------------

PRINT HERE                     [CONTROL NUMBER]

                        ------------------------------



Allied Riser Communications Corporation encourages you to take advantage of convenient ways by which you can vote your shares on matters to be covered at the 2000 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.



TO VOTE OVER THE INTERNET:

     -    Have your proxy card in hand when you access the web site.

          Log on to the Internet and go to the web site
          HTTP://WWW.EPROXY.COM/ARCC 24 hours a day, 7 days a week.

     - You will be prompted to enter your control number printed in the box below.

     -    Follow the instructions provided.

TO VOTE OVER THE TELEPHONE:

     -    Have your proxy card in hand when you call.

     - On a touch-tone telephone call 1-800-840-1208, 24 hours a day, 7 days a week.

     - You will be prompted to enter your control number printed in the box below.

     -    Follow the recorded instructions.

TO VOTE BY MAIL:

     -    Mark, sign and date your proxy card.

     -    Return your proxy card in the postage-paid envelope provided.

Your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned the proxy card. IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.



                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.




                                       3